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                                                                   EXHIBIT 10.26

                            GENOME THERAPEUTICS CORP.

                          REGISTRATION RIGHTS AGREEMENT

     This AGREEMENT (the "Agreement") is made as of March 20, 1995 by and among Genome Therapeutics Corp., a Massachusetts corporation (the "Company") and the persons whose names are set forth on Schedule I hereto (the "Investors").

     WHEREAS, the Investors have purchased, and the Company has issued and sold to the Investors, (i) 850,000 shares (the "Shares") of the Company's Common Stock, $.10 par value (the "Common Stock"), (ii) warrants to purchase 1,020,000 shares of Common Stock; such warrants ("Warrants") entitle their holder to purchase one share (subject to adjustment) of Common Stock for the price of $2.43 upon exercise of each such Warrant;

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.  Registration Rights.

     1.1. Definitions.

          (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement;

          (b) "Registrable Securities" means (i) the Common Stock issued or issuable upon conversion or exercise of the Warrants, whether or not such other shares of Common Stock are owned by the Investors, (ii) the Shares and all Common Stock now or hereafter owned by the Investors which are acquired otherwise than upon conversion or exercise of Warrants so long as such shares or other shares of Common Stock are held by the Investors, and
     (iii) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, option, right, or


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     other security which is issued as) a stock dividend, stock split or other distribution with respect to, or in exchange for or in replacement of, the shares described in (i) and (ii) above; provided, however, that shares of Common Stock shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or
     (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

          (c) The number of shares of Registrable Securities outstanding at any time shall be determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which upon issuance would be, Registrable Securities;

          (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
     Section 1.12 hereof;

          (e) The terms "Form S-1," "Form S-3," "Form S-4" and "Form S-8" mean such respective forms under the 1933 Act as in effect on the date hereof or any successor registration forms to Form S-1, Form S-3, Form S-4 and Form S-8, respectively, under the 1933 Act subsequently adopted by the Securities and Exchange Commission ("SEC").

     1.2. Request for Registration.

          (a) If the Company shall receive a written request from the Holder or Holders of at least thirty percent (30%) of all Registrable Securities then outstanding that the Company effect the registration under the 1933 Act (including, if available, a registration pursuant to Rule 415 or a successor rule or regulation under the 1933 Act) of all or any portion of shares of Registrable Securities held by such requesting Holder or Holders, then the Company shall, within five days of the receipt thereof, give written


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     notice of such request to all Holders and shall, subject to the limitations of this Section 1.2, use its best efforts to effect such a registration as soon as practicable and in any event to file within 90 days of the receipt of such request a registration statement under the 1933 Act covering all the Registrable Securities which the Holders shall in writing request
     (given within 20 days of receipt of the notice given by the Company pursuant to this Section 1.2(a)) to be included in such registration and to use its best efforts to have such registration statement become effective.

          (b) If the requesting Holder or Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Holders of a majority of the shares of Registrable Securities to be sold in such offering shall select an underwriter or underwriters, subject to the approval of the Company, which approval shall not be unreasonably withheld. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(d)) enter into an underwriting agreement in customary form with the selected underwriter or underwriters. The Company shall be entitled to include in any Registration Statement referred to in this Section 1.2, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter, if any, such inclusion would adversely affect the marketing, including, without limitation, the price or timing of the sale, of the Registrable Securities to be sold. Notwithstanding any other provision of this Section 1.2, if, in the case of a registration requested pursuant to Section 1.2(a), the underwriter advises the Holders of Registrable Securities to


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     be sold in the offering and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of Registrable Securities that may be included in the underwriting shall be allocated pro rata among all Holders thereof desiring to participate in such underwriting (according to the number of Registrable Securities requested to be included in such registration) except that, if the maximum number of Registrable Securities which such underwriter advises the Holders and the Company is limited to less than 80% of all Registrable Securities requested to be registered, the Holders desiring to participate in such underwriting may elect to abandon such registration and withdraw such request. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the SEC any other registration statement with respect to its Common Stock or securities convertible into or exchangeable for Common Stock, whether for its own account or that of other stockholders, for 180 days from the date of commencement of distribution of Registrable Securities pursuant to the Registration Statement. No Registrable Securities requested by a Holder to be included in a registration pursuant to Section 1.2(a) shall be excluded from the underwriting unless all securities other than Registrable Securities (including any proposed to be included by the Company) are first excluded.

          (c) The Company is obligated to effect only two registrations pursuant to Section 1.2(a); provided, however, that no registration of Registrable Securities which shall not have become and remained effective in accordance with Section 1.4 hereof shall be deemed to be a registration for any purpose of this sentence; provided further, however, that if a registration is withdrawn on the instructions of the Holders of a majority of the Registrable Securities in such registration, if such Registrable Securities are more than 80% of all Registrable Securities outstanding, it shall be deemed a registration for purposes of this sentence unless and until the Company is reimbursed in full for all of its expenses incurred in connection with such registration.



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          (d)  Notwithstanding the foregoing, (i) the Company shall not be obligated to effect the filing of a registration statement pursuant to this
     Section 1.2 during the 180 days following the effective date of a registration statement pertaining to the underwritten public offering of equity securities for the account of the Company, or (ii) the Company shall be entitled to postpone for up to 180 days the filing of any registration statement otherwise required to be prepared and filed pursuant to this
     Section 1.2, if the Board determines, in its good faith reasonable judgment (with the concurrence of the managing underwriter, if any), that such registration of Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing (including an underwritten public offering of equity securities or securities convertible into equity securities), acquisition or reorganization involving the Company or any of its wholly owned subsidiaries and the Company promptly gives the Holders requesting such registration notice of such determination; provided, however, that the Company may not utilize the right set forth in subsection (d)(ii) more than once in any twenty-four period.

     1.3. Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its equity securities (or, in the case of a registration pursuant to Rule 415 under the 1933 Act, any securities) under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 or any successor form relating solely to the sale of securities to participants in a Company stock plan, or a registration on Form S-4 or any successor form), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of any Holder given within 20 days after mailing of such notice by the Company the Company any shall, subject to the provisions of Section 1.8, use its best efforts to cause a registration statement covering all of the Registrable Securities that each such Holder has requested to be registered to become effective under the 1933 Act. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any Holder for its failure to do so.


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     1.4. Obligations of the Company. Whenever required under this Section 1 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible: prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days, or, in the case of a registration statement filed pursuant to Rule 415, or a successor rule or regulation, under the 1933 Act, up to two years, or until the Holders have informed the Company in writing that the distribution of their securities has been completed; and shall:

          (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment to become effective, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

          (b) Furnish to the Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (c) Use its best efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction;

          (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing


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     underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement, including furnishing any opinion of counsel concerning such Holder as is reasonably requested by the managing underwriter;

          (e) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to subparagraph (a) of this Section 1.4 on account of such event and use its best efforts to cause each such amendment and supplement to become effective;

          (f) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters on the date that the registration statement with respect to such securities becomes effective, (i) an opinion or opinions, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities;


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          (g)  Apply for listing and use its best efforts to list the
     Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Securities being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc.; and

          (h) Without in any way limiting the types of registrations to which this Section 1 shall apply, in the event that the Company shall effect a "shelf registration" under Rule 415 promulgated under the 1933 Act, the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Holders to include their Registrable Securities in such registration in accordance with the terms of this Section 1.

          1.5. Obligations of Holders.

          (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 in respect of the Registrable Securities of any selling Holder that such selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

          (b) The Holders of Registrable Securities included in any registration statement filed pursuant to this Section 1 will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales pursuant to such registration statement to permit the Company to correct or update such registration statement or prospectus, but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.


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     (c) At the end of any period during which the Company is obligated to keep any registration statement filed pursuant to this Section 1 current and effective pursuant to this Agreement, the Holders of Registrable Securities included in such registration statement shall discontinue sales of Registrable Securities pursuant to the registration statement upon receipt of written notice from the Company of its intention to remove from registration the Registrable Securities covered by such registration statement that remain unsold, and such Holders shall notify the Company of the number of Registrable Securities that remain unsold promptly after receipt of such notice from the Company.

     1.6. Expenses of Demand Registration. All expenses other than underwriting discounts and commissions relating to Registrable Securities incurred in connection with each registration, filing or qualification pursuant to Section 1.2(a), including all registration, filing and qualification fees, printing and accounting fees, and fees and disbursements of counsel for the Company and one counsel for the Holders participating in such registration shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2(a) if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless (a) such registration request is withdrawn by Holders because the maximum number of Registrable Securities is limited by the underwriters to less than 80% of all Registrable Securities requested to be registered as permitted by Section 1.2(b), or (b) the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2(a); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition (financial or other), business, properties, or prospects of the Company from that known to the Holders of a majority of the Registrable Securities then outstanding at the time of their request that makes the proposed offering unreasonable in the good faith judgment of the Holders of a majority of the Registrable Securities then the Holders shall not be required to pay any of such expenses and the right to one demand registration pursuant to Section 1.2(a) shall not be


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forfeited. Underwriting discounts and commissions relating to Registrable
Securities will be borne and paid ratably by the Holders of such Registrable Securities.

     1.7. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
1.3 for each Holder (which right may be assigned as provided in Section 1.13), including, without limitation, all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company and one counsel for the Holders participating in such registration. Underwriting discounts and commissions relating to Registrable Securities will be borne and paid ratably by the Holders of such Registrable Securities.

     1.8. Underwriting Requirements. In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering. The securities to be excluded shall be as follows: all securities other than those to be included by the Company for its own account and other than those which the Holders seek to include in the offering shall be excluded from the offering to the extent limitation on the amount of securities included in the underwriting is required. If further limitation on the amount of securities to be included in the underwriting is required, then the number of Registrable Securities held by Holders that may be included in the underwriting shall be reduced pro rata among the selling Holders in accordance with the number of Registrable


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Securities requested to be included in registration by such Holders.

     1.9. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

          (a) The Company will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law in connection with any matter relating to such registration statement. The Company will reimburse each such Holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred, and as incurred, by them in connection with investigating or defending any such loss, claim, damage, liability, or action. The indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be


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     unreasonably withheld), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability, or action (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder to engage in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained either (i) in a document distributed by such Holder that was not authorized by the Company or (ii) in a preliminary prospectus and corrected in a final or amended prospectus, if such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act; provided, however, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

          (b) The Company may require, as a condition to including any Registrable Securities in any registration statement, that the Company shall have received an undertaking from the prospective selling Holder that such selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, each agent and any underwriter for the Company, and any other Holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such Holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, agent, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities

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     (or actions in respect thereto) arise out of or are based upon any
     Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred, and as incurred, by the Company or any such director, officer, controlling person, agent or underwriter or controlling person, other Holder, officer, director, partner, agent, employee, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the liability of any Holder hereunder shall be limited to the amount of net proceeds (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) received by such Holder, in the offering giving rise to the Violation; and provided further that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

          (c)  Promptly after receipt by an indemnified party under this Section
     1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the

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     commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the Indemnifying Party elects to assume and control the defense thereof, such Indemnifying Party shall be deemed to have assumed all liability with respect to such action and accepted all liability with respect to such claim thereunder; provided, further, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

          (d) If the indemnification provided for in this Section 1.9 is unavailable to a party that would have been an indemnified party under such
     Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in

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     respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 1.9(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 1.9(d) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The liability of any Holder of Registrable Securities in respect of any contribution obligation of such Holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) arising under this Section 1.9(e) shall not in any event exceed an amount equal to the net proceeds to such Holder from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

     1.10.  Reports Under 1934 Act.

          (a) Resales Under Rule 144; Form S-3 Registration. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

               (i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

              (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

             (iii) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual, quarterly and current reports of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any Registrable Securities without registration or pursuant to such form.

     1.11. Lock-up Agreements. If requested by the Company and the managing underwriter, the Holders agree to enter into lock-up agreements pursuant to which they will not, for a specified period not to exceed 180 days following the effective date of a registration statement, offer, sell or otherwise dispose of the Registrable Securities, except the Registrable Securities sold pursuant to such registration statement, without the prior consent of the Company and the underwriter, provided that each officer and director of the Company enter such lock-up agreements for the same period and on the same terms.

     1.12. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned by any Holder to a permitted transferee, and by such transferee to a subsequent permitted transferee, but only if such rights are transferred (i) to an affiliate, partner or stockholder of such Holder or transferee or (ii) in connection with the sale or other transfer of Registrable Securities. Any transferee to whom rights under this Agreement are transferred shall (a) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if she, he or it were a Holder under this Agreement and (b) be deemed to be a Holder hereunder.

     2. Miscellaneous.

     2.1. Legend. Each certificate representing Registrable Securities shall state therein:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF MARCH 20, 1995 BY AND AMONG THE CORPORATION AND THE INVESTORS NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION.

     2.2. Notices. All notices, requests, consents and demands shall be in writing and shall be personally delivered, mailed, postage prepaid, telecopied or telegraphed, to the Company at:

          Genome Therapeutics Corp.
          100 Beaver Street
          Waltham, MA  02154
          Attn:  Mr. Fenel M. Eloi

with a copy to:

          Ropes & Gray
          One International Place
          Boston, MA  02110-2624
          Attn:  David C. Chapin, Esq.

If to the Investors, at the addresses set forth below their names on Schedule I hereto with a copy to:

          Sidley & Austin
          One First National Plaza
          Chicago, IL  60603
          Attn:  David R. Sawyier, Esq.

or such other address as may be furnished in writing to the other parties hereto. All such notices, requests, demands and other communications shall, when mailed (registered mail, return receipt requested, postage prepaid), personally delivered, or telegraphed, be effective four days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied, shall be effective upon actual receipt.

     2.3. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings or agreements as to the subject matter of this Agreement.

     2.4. Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from persons holding or having the right to acquire in the aggregate a majority of the Registrable Securities then outstanding and (ii) shall, in each such case, deliver copies of such consent in writing to any holders who did not execute the same. Notwithstanding the foregoing, any amendment to this Agreement which materially adversely affects the rights or substantially increases the obligations of any Holder of Registrable Securities and which does not also affect all other holders either to the same degree or in proportion to the amount of Registrable Securities held by each of them shall require the consent of such adversely affected Holder.

     2.5. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and permitted assigns of the respective parties hereto. The Company shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, provided in accordance with Section 2.4, other than in connection with the merger of the Company with or into another entity or the sale of all or substantially all of the Company's assets.

     2.6. General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement the singular includes the plural, the plural, the singular, the masculine gender includes the neuter, masculine and feminine genders. This Agreement shall be governed by and construed under the internal laws of The Commonwealth of Massachusetts.

     2.7. Severability. If any provisions of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

     2.8. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

     2.9. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the then outstanding Registrable Securities enter into any agreement with any holder or prospective holder of any securities of the Company which would: (i) allow such holder or prospective holder to include such securities in any registration filed under Section 1.2(a) hereof if such inclusion would adversely affect the rights of any Holder of Registrable Securities hereunder; or (ii) permit such holder or prospective holder pursuant to Section 1.3 to "piggyback" on a senior basis on a registration statement filed with respect to the Company's securities.

     2.10. Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy of law would be adequate.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and the Investors have duly executed this Agreement (or has caused it to be executed by a duly authorized officer, partner, trustee or agent, as the case may be), as of the date first above recited.

                                GENOME THERAPEUTICS CORP.

                                By:
                                   ---------------------------------------------
                                  Robert J. Hennessey,
                                     President and Chief Executive Officer

                                BIOTECHNOLOGY VALUE FUND, L.P.

                                By:  BVF Partners, L.P., its general partner

                                By:  BVF Inc., its general partners

                                By:
                                   ---------------------------------------------
                                   Mark N. Lampert, President

                                INVESTMENT 10 L.L.C.

                                By:  Grosvenor Multi-Strategy Fund, L.P., Member

                                By:  Grosvenor Capital Management, L.P., its
                                     general partner

                                By:  Grosvenor Capital Management, Inc., its
                                     general partner

                                By:
                                   ---------------------------------------------
                                   Michael Sacks, Vice President

                                BIOTECH 1 INVESTMENT L.L.C.

                                By:
                                   ---------------------------------------------
                                   Michael Sacks, Manager

                                BIOTECH 2 INVESTMENT L.L.C.

                                By:
                                   ---------------------------------------------
                                   Michael Sacks, as Custodian for Matthew
                                   Sacks, Manager

                                FOUR PARTNERS

                                By:
                                   ---------------------------------------------
                                   Thomas J. Tisc, as Trustee for The Thomas J.
                                   Tisch 1991 Trust, General Partner

                                ------------------------------------------------
                                Julian C. Baker

                                   Schedule I
                                List of Investors

PURCHASER                                  AMOUNT        STOCK       WARRANTS
Biotechnology Value Fund, L.P          $  635,425.00    261,490       313,788
One Sansome Street
San Francisco, CA

Investment 10 L.L.C                    $  272,325.00    112,070       134,484
333 W. Wacker Dr. #1600
Chicago, IL 60606

Biotech 1 Investment L.L.C             $  859,187.24    373,560             0
333 W. Wacker Dr. #1600
Chicago, IL 60606

Biotech 2 Investment L.L.C             $   48,562.76          0       448,272
333 W. Wacker Dr. #1600
Chicago, IL 60606

Four Partners                          $  225,000.00     92,590       111,108
667 Madison Ave
New York, NY

Julian Baker                           $   25,000.00     10,290        12,348
667 Madison Ave
New York, NY
                                       -------------    -------     ---------
TOTAL:                                 $2,065,500.00    850,000     1,020,000